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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               AMENDMENT NO. 1 TO

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                July 7, 1998
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                Date of report (Date of earliest event reported)



                      NEVADA MANHATTAN MINING INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


               001-12867                             88-0219765
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       (Commission File Number)           (IRS Employer Identification No.)

      5038 N. PARKWAY CALABASAS, SUITE #100, CALABASAS, CA         91302
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               (Address of Principal Executive Offices)         (Zip Code)

                                 (818) 591-4400
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                (Issuer's Telephone Number, Including Area Code)



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Item 4.  Changes in Certifying Accountants

     On July 7, 1998, Nevada Manhattan Mining Incorporated (the "Company") dismissed Jackson & Rhodes P.C., the Company's independent auditors. In connection with its audits of the Company's financial statements for the Company's most recent fiscal years, there were no disagreements with Jackson & Rhodes P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Jackson & Rhodes P.C., would have caused Jackson & Rhodes P.C. to make reference to the matter in their report. Jackson & Rhodes' report on the Company's financial statements for each period for which Jackson & Rhodes performed an audit of the Company's financial statements contained no adverse or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the board of directors of the Company.

     On July 7, 1998, the board of directors appointed Merdinger, Fruchter, Rosen & Corso, P.C. to serve as the Company's independent auditors for the fiscal year ended May 31, 1998.


Item 7.  Financial Statements and Exhibits

         (c)

         Exhibit Number

         16.1     Letters Regarding Change in Certifying Accountants




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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NEVADA MANHATTAN MINING, INCORPORATED
                                      (Registrant)


Date:   July 15, 1998             BY:    /s/ Jeffrey S. Kramer
                                       ----------------------------------
                                       JEFFREY S. KRAMER
                                       CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
----------                          -----------
16.1               Letters Regarding Change in Certifying Accountant